UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34747	20-3898239
(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 12, 2015, pursuant to the Agreement and Plan of Merger and Reorganization, dated December 1, 2014 (the “Merger Agreement”), by and among Spansion Inc., a Delaware corporation (“Spansion”), Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”), and Mustang Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Cypress (“Merger Sub”), Merger Sub merged with and into Spansion (the “Merger”), with Spansion surviving the Merger as a wholly-owned subsidiary of Cypress. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock of Spansion, par value $0.001 per share (the “Spansion Common Stock”), was converted into the right to receive 2.457 shares of the common stock, par value $0.01 per share, of Cypress (the “Cypress Common Stock”), with cash paid in lieu of fractional shares. Spansion stock options and other equity awards generally converted at the Effective Time into stock options and equity awards with respect to Cypress Common Stock, after giving effect to the 2.457 exchange ratio.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Spansion’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2014, and is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Merger, on March 12, 2015, Spansion LLC, a Delaware limited liability company (“Spansion LLC”), as issuer, Spansion, as guarantor, Spansion Technology LLC, a Delaware limited liability company, as guarantor, Cypress, as guarantor, and Wells Fargo Bank, National Association, as trustee, entered into a First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of August 26, 2013 (the “Indenture”), governing Spansion LLC’s 2.00% Exchangeable Senior Notes due 2020 (each, a “Note” and together the “Notes”). Pursuant to the Supplemental Indenture, (i) each Note which was outstanding as of the Effective Time and previously convertible into shares of Spansion Common Stock is now convertible into shares of Cypress Common Stock, pursuant to, and in accordance with, the terms of the Indenture, and (ii) Cypress has agreed to guarantee Spansion’s obligations under the Indenture and the Notes.

The foregoing description of the Supplemental Indenture is not complete and is subject to and qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated December 1, 2014, by and among Spansion Inc., a Delaware corporation, Cypress Semiconductor Corporation, a Delaware corporation, and Mustang Acquisition Corporation, a Delaware corporation, (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Spansion Inc. on December 1, 2014, and incorporated herein by reference).

4.1	Supplemental Indenture, dated as of March 12, 2015, by and among Spansion LLC, Spansion Inc., Spansion Technology LLC, Cypress Semiconductor Corporation and Wells Fargo Bank, N.A., as Trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Cypress Semiconductor Corporation on March 12, 2015, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2015	SPANSION INC.

	By:	/s/ T.J. Rodgers
	Name:	T.J. Rodgers
	Title:	Treasurer